Exhibit 99.1

September 11, 2008

To

The Securities and Exchange Commission

We herby agree with the Company's statements 8-K Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Completed Interim Review.

Yarel + Partners
Certified Public Accountants